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                                                                   EXHIBIT 10.35


                                                                  EXECUTION COPY



                            THE CERPLEX GROUP, INC.

                                FIFTH AMENDMENT
                     TO CREDIT AGREEMENT AND LIMITED WAIVER


                 This FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of June 30, 1997 and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("COMPANY"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 5 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc., Modcomp/Cerplex L.P., Modcomp Joint Venture, Inc., Modular Computer Services, Inc., Modular Computer Systems GmbH and Modcomp France S.A. (collectively, "GUARANTORS"), and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996, that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 30, 1996, that certain Third Amendment to Credit Agreement dated as of April 9, 1997 (the "THIRD AMENDMENT") and that certain Fourth Amendment to Credit Agreement and Limited Waiver dated as of May 30, 1997 (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent and Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                 WHEREAS, Company has notified Lenders that it is in default of certain provisions of the Credit Agreement; and

                 WHEREAS, Lenders have agreed to amend certain provisions of the Credit Agreement and to waive certain provisions of the Credit Agreement until July 10, 1997;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:






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SECTION 1.       AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 1.1      AMENDMENTS TO SECTION 2:  AMOUNTS AND TERMS OF COMMITMENTS AND
LOANS.

         A. Subsection 2.4A(iii)(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(d) [INTENTIONALLY OMITTED]"

         B. Subsection 2.4A(iii)(i) of the Credit Agreement is hereby amended by deleting the phrase "subsections 2.4A(iii)(a)-(f)" contained therein and substituting the phrase "subsections 2.4A(iii)(a)-(c), (e) and (f)" therefor.

         C. Subsection 2.4A(iv)(b) of the Credit Agreement is hereby amended by deleting the phrase "subsections 2.4A(iii)(a)-(d)" contained therein and substituting the phrase "subsections 2.4A(iii)(a)-(c)" therefor.

SECTION 1.2      AMENDMENTS TO SECTION 6:  COMPANY'S AFFIRMATIVE COVENANTS.

         A. Subsection 6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "6.16 NEW LEADERSHIP; FINANCIAL ADVISOR. Company shall hire a new chief executive officer no later than July 3, 1997 and shall continue to retain the services of such chief executive officer through the Commitment Termination Date. In addition, Company shall continue to retain the services of a financial advisor, satisfactory to Lenders, through the Commitment Termination Date."

SECTION 2.      WAIVER

                Subject to the terms and conditions set forth herein and in reliance on the representations of Company herein contained, Lenders hereby waive compliance with the provisions of (i) subsection 4.2B(i) of the Credit Agreement to the extent necessary to exclude the representations in subsection
5.14 of the Credit Agreement for the purpose of permitting Company to borrow an amount equal to $386,984.14 on June 30, 1997; provided that such amount shall be applied directly by Administrative Agent to pay interest due and payable to Lenders on that date and the second installment of the Third Amendment restructure fee due on that date without being first credited to an account of Company; (ii) subsection 7.6 of the Credit Agreement for the period commencing June 30, 1997 and ending July 10, 1997; and (iii) subsection 8.14 of the Credit Agreement to the extent necessary to permit Company to consummate the sale of the Pen Interconnect stock held by Company on or prior to July 10, 1997.
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                Company hereby agrees that it shall have no right to borrow under the Credit Agreement prior to July 11, 1997, other than as provided in the preceding paragraph. The waiver set forth herein shall be of no further force and effect in the event that (i) Company submits a Notice of Borrowing under the Credit Agreement prior to July 11, 1997, other than in connection with the borrowing permitted under the preceding paragraph, or (ii) Company makes any payment on or sets apart any sum for any payment on any Subordinated Indebtedness.

SECTION 3.      CONDITIONS TO EFFECTIVENESS

                This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"):

        A. On or before the Fifth Amendment Effective Date, Administrative Agent shall have received for each Lender counterparts hereof duly executed on behalf of Company, Administrative Agent, Lenders and each Guarantor.

        B.      Administrative Agent shall have received:

                1. A certificate from the corporate secretary or an assistant secretary of Company certifying that there have been no amendments to the Certificate of Incorporation or Bylaws of Company since _____, 199_;

                2. Resolutions of Company's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                3. Signature and incumbency certificates of the officers of Company and of the Subsidiaries of Company executing this Amendment.

        C. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Brobeck, Phleger & Harrison LLP, counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Fifth Amendment Effective Date.

        D. On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart
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originals or certified copies of such documents as Administrative Agent may reasonably request.

        E. Company shall deliver to Administrative Agent a waiver, in form and substance satisfactory to Lenders, of the Note Purchase Agreement duly executed by the parties to the Note Purchase Agreement required to execute such waiver.

SECTION 4.      COMPANY'S REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
        A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

        B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company, as the case may be.

        C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

        D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

        E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and
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binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement, other than representations contained in subsection 5.14 of the Credit Agreement, are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. As of the date hereof, Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in the Note Purchase Agreement and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

        G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5.      ACKNOWLEDGEMENT AND CONSENT

                Company is a party to the Company Collateral Documents, in each case as amended through the Fifth Amendment Effective Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents, in each case as amended through the Fifth Amendment Effective Date, pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Guarantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may
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be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 6.      MISCELLANEOUS

        A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                1. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                2. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 4.2B(i), 7.6 and 8.14 of the Credit Agreement in the manner and to the extent described above. Nothing in this Amendment shall be deemed to:

                         (a) constitute a waiver of compliance by Company with respect to (i) subsection 4.2B(i), 7.6 or 8.14 of the Credit Agreement in any
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                other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                         (b)     prejudice any right or remedy that
                Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                3. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

        C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    THE CERPLEX GROUP, INC.

                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------




                                    CERTECH TECHNOLOGY, INC. (for purposes of
                                    Section 5 only) as a Credit Support Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    CERPLEX MASS., INC. (for purposes of Section
                                    5 only) as a Credit Support Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    CERPLEX LIMITED (for purposes of Section 5 only) as a Credit Support Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    APEX COMPUTER COMPANY (for purposes of
                                    Section 5 only) as a Credit Support Party

                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    CERPLEX SUBSIDIARY, INC. (for purposes of
                                    Section 5 only) as a Credit Support Party

                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    MODCOMP/CERPLEX L.P. (for purposes of
                                    Section 5 only) as a Credit Support Party

                                    By:  Cerplex Subsidiary, Inc., as general
                                         partner


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    MODCOMP JOINT VENTURE, INC. (for purposes of
                                    Section 5 only) as a Credit Support Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    MODULAR COMPUTER SERVICES, INC. (for
                                    purposes of Section 5 only) as a Credit
                                    Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    MODULAR COMPUTER SYSTEMS GMBH (for purposes of Section 5 only) as a Credit Support Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                      S-2

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                                    MODCOMP FRANCE S.A. (for purposes of Section
                                    5 only) as a Credit Support Party


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    BHF-BANK AKTIENGESELLSCHAFT, AS A LENDER


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    CITIBANK, N.A., AS A LENDER


                                    By: /s/
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------







                                      S-3